UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2015

Long Island Iced Tea Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55448	47-2624098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Charlotte Avenue, Hicksville, NY	11801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 542-2832

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information under Item 2.03 is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Credit Facility

On November 23, 2015, Long Island Iced Tea Corp. (the “Company”) and Long Island Brand Beverages LLC, its wholly owned subsidiary (“LIBB”), entered into a Credit and Security Agreement (the “Credit Agreement”), by and among LIBB, as the borrower, the Company and Brentwood LIIT Inc., as the lender (the “Lender”). The Lender is controlled by Eric Watson, who immediately prior to the transactions beneficially owned more than 16% of the Company’s outstanding common stock. The Credit Agreement provides for a revolving credit facility in an initial amount of up to $1,000,000, subject to increases as provided in the Credit Agreement (the “Available Amount”), up to a maximum amount of $5,000,000 (the “Facility Amount”). The initial amount available under the credit facility will be advanced to LIBB in two installments, the first $350,000 having been advanced on November 23, 2015 and the next $650,000 being advanced on December 7, 2015. The Available Amount may be increased, in increments of $500,000, up to the Facility Amount, and LIBB may obtain further advances, subject to the approval of the Lender. The proceeds of the credit facility may be used for purposes disclosed in writing to the Lender in connection with each advance.

The credit facility bears interest at rate equal to the prime rate plus 7.5%, compounded monthly, and matures on November 23, 2018. The outstanding principal and interest under the credit facility are payable in cash on the maturity date. We also paid the Lender a one-time facility fee equal to 1.75% of the Facility Amount, which was capitalized and added to the principal amount of the loan, and will pay the Lender $30,000 for its expenses at the maturity date. The credit facility is secured by a first priority security interest in all of the property of the Company and LIBB, including the membership interests in LIBB held by the Company. The Company also has guaranteed the repayment of LIBB’s obligations under the credit facility. In addition, the credit facility will be guaranteed by Philip Thomas, the Company’s Chief Executive Officer and a director of the Company, in certain limited circumstances up to a maximum amount to be specified.

The Lender may accelerate the credit facility upon the occurrence of certain events of default, including a failure to make a payment under the credit facility when due, a violation of the covenants contained in the Credit Agreement and related documents, a filing of a bankruptcy petition or a similar event with respect to LIBB or the Company or the occurrence of an event of default under other material indebtedness of LIBB or the Company. The Company and LIBB also made certain customary representations and warranties and covenants, including negative covenants with respect to the incurrence of indebtedness.

The Lender may elect to convert the outstanding principal and interest under the credit facility into shares of the Company’s common stock at a conversion price of $4.00 per share. The conversion price and the shares of common stock or other property issuable upon conversion of the principal and interest are subject to adjustment in the event of any stock split, stock combination, stock dividend or reclassification of the Company’s common stock, or in the event of a fundamental transaction (as defined in the note evidencing the indebtedness under the credit facility).

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In connection with the credit facility, the Company issued a warrant to the Lender. The warrant entitles the holder to purchase 1,111,111 shares of the Company’s common stock at an exercise price of $4.50 and includes a cashless exercise provision. The exercise price and number of shares of the Company’s common stock or property issuable on exercise of the warrants are subject to adjustment in the event of any stock split, stock combination, stock dividend or reclassification of the common stock, or in the event of a fundamental transaction (as defined in the warrant).

The Lender will have certain “piggyback” registration rights, on customary terms, with respect to the shares of the Company’s common stock issuable upon conversion of the credit facility and upon exercise of the warrant.

Expense Reimbursement Agreement

On November 23, 2015, the Company entered into an expense reimbursement agreement with Magnum Vending Corp. (“Magnum”), an entity managed by Philip Thomas, the Company’s Chief Executive Officer and a director of the Company, and certain of his family members. In exchange for the exclusive right to stock vending machines owned by Magnum, the Company agreed to reimburse Magnum for certain costs that Magnum incurred to acquire the machines. The reimbursements will be made in 35 monthly payments, the first three in the amount of $14,544.42 and the remaining payments in the amount of $3,818.89. Upon completion of these payments, Magnum will transfer the vending machines to the Company. In addition, in exchange for the right to stock certain other vending machines that Magnum has the right to use, the Company agreed to purchase the products required to be displayed in those vending machines from Magnum, at a price equal to Magnum’s cost for such products. The Company may terminate the agreement and all obligations to make future payments on ten days’ written notice to Magnum.

The descriptions of the Credit Agreement and related documents and the expense reimbursement agreement are qualified in their entirety by reference to the full text of such agreements and documents, copies of which are attached to this Form 8-K as exhibits and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

10.1	Credit and Security Agreement, dated as of November 23, 2015, by and among Long Island Brand Beverages, LLC, Long Island Iced Tea Corp. and Brentwood LIIT Inc.

10.2	Form of Secured Convertible Promissory Note (incorporated from Exhibit A to the Credit and Security Agreement).

10.3	Form of Lender Warrant (incorporated from Exhibit C to the Credit and Security Agreement).

10.4	Form of Parent Guaranty (incorporated from Exhibit D to the Credit and Security Agreement).

10.5	Expense Reimbursement Agreement, dated as of November 23, 2015, by and between Long Island Iced Tea Corp. and Magnum Vending Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2015	LONG ISLAND ICED TEA CORP.

	By:	/s/ Philip Thomas
Philip Thomas
Chief Executive Officer